UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2009

MSC.SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2009, MSC.Software Corporation (“MSC” or the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger among MSC, Maximus Holdings Inc. (“Parent”), an entity controlled by Symphony Technology Group (“Symphony”) and Maximus Inc. dated as of July 7, 2009 (the “Merger Agreement”). Under the terms of the Amendment, Parent has agreed to increase the purchase price under the Merger Agreement to $8.40 per share in cash. The Company and Parent have also agreed that the Termination Fee (as defined in the Merger Agreement) will be increased from $11.8 million to $13 million and the Parent Termination Fee (as defined in the Merger Agreement) will be increased from $16.8 million to $40 million.  Financing for the increase in purchase price will be provided entirely by affiliates of Symphony.

A copy of the Amendment is attached hereto as Exhibit 2.2. The foregoing description of the Amendment is qualified in its entirety by reference to the full texts of the Merger Agreement and the Amendment.

Item 8.01	Additional Information.

On September 28, 2009, the Company issued a press release regarding the execution of the Amendment and the rescheduling of the special meeting of the stockholders of MSC previously scheduled for September 30, 2009 to October 9, 2009. The special meeting will be held at 9 a.m. Pacific time at the Four Seasons Hotel, 2050 University Avenue, East Palo Alto, CA 94303. The record date for the special meeting will remain at August 27, 2009. A copy of this press release is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
2.1
Agreement and Plan of Merger dated as of July 7, 2009 among MSC.Software Corporation, Maximus Holdings Inc. and Maximus Inc. (incorporated by reference to the Current Report on Form 8-K filed by MSC.Software Corporation on July 8, 2009)

2.2	Amendment to Agreement and Plan of Merger dated as of September 28, 2009 among MSC.Software Corporation, Maximus Holdings Inc. and Maximus Inc.
99.1	Press Release issued by MSC.Software Corporation, dated September 28, 2009

Important Information For Investors And Stockholders

MSC.Software Corporation has filed a proxy statement with the SEC in connection with the merger relating to the Symphony Agreement. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by MSC.Software Corporation are available free of charge by contacting Investor Relations by telephone at (714) 444-8551, or by mail at MSC.Software Corporation, Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707 USA, or by going to MSC.Software Corporation’s Investor Relations page on its corporate web site at http://ir.mscsoftware.com/.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

MSC.Software Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MSC.Software Corporation in connection with the merger relating to the Symphony Agreement.  Information regarding the interests of these directors and executive officers in the transaction described herein is set forth the proxy statement described above.  Additional information regarding these directors and executive officers is also included in MSC.Software Corporation’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2009.  This document is available free of charge at the SEC’s web site at www.sec.gov, and from MSC.Software Corporation by contacting Investor Relations by telephone at (714) 444-8551, or by mail at MSC.Software Corporation, Investor Relations, 2 MacArthur Place, Santa Ana, CA 92707 USA, or by going to MSC.Software Corporation’s Investor Relations page on its corporate web site at http://ir.mscsoftware.com/.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed merger relating to the Symphony Agreement, the management of the company and the company’s expectations, beliefs and intentions.  All forward-looking statements included in this document are based on information available to MSC.Software Corporation on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Neither MSC.Software Corporation nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond MSC.Software Corporation’s control.  These factors include: failure to obtain stockholder approval of the proposed merger relating to the Symphony Agreement; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction relating to the Symphony Agreement for other reasons; changes in laws or regulations; and changes in general economic conditions.  MSC undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information please refer to MSC.Software Corporation’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSC.SOFTWARE CORPORATION
(Registrant)

Date: September 29, 2009	By:	/s/ John A. Mongelluzzo
John A. Mongelluzzo
Executive Vice President, Business Administration, Legal Affairs and Secretary

Exhibit Index

Item No.	Description
2.1
Agreement and Plan of Merger dated as of July 7, 2009 among MSC.Software Corporation, Maximus Holdings Inc. and Maximus Inc. (incorporated by reference to the Current Report on Form 8-K filed by MSC.Software Corporation on July 8, 2009)

2.2	Amendment to Agreement and Plan of Merger dated as of September 28, 2009 among MSC.Software Corporation, Maximus Holdings Inc. and Maximus Inc.
99.1	Press Release issued by MSC.Software Corporation, dated September 28, 2009